UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 12, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 12, 2019, NovaBay Pharmaceuticals, Inc.’s (the “Company”) Board of Directors (the “Board”) and management announced a refocus in the Company’s business strategy. While continuing to focus on the sales growth of Avenova in the United States, the Company will strategically shift its commercialization strategy to focus on high performing territories and territories identified as having significant prescription volume potential along with favorable health plan coverage while continuing to focus on contracting with additional specialty pharmacies as channel partners.

In line with the Company’s refocused business strategy, the Company has announced changes in the Company’s management team as described in the Company’s Current Report on Form 8-K, filed on March 11, 2019. Further, Paul E. Freiman, who has served on the Company’s Board of Directors since May 2002 and is currently the Board’s Lead Independent Director, will lead the Board as Chairman.

The Company will also endeavor to raise capital in the near term. As previously announced in its Current Report on Form 8-K on March 1, 2019, the Company’s operating cash flow is not sufficient to support its ongoing operations.

On March 12, 2019, the Company issued a press release announcing its refocused business strategy and changes to its management team. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The SEC encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Item 7.01 of Current Report on Form 8-K and Exhibit 99.1 may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Interim Chief Executive Officer and President & General Counsel

Dated: March 12, 2019